SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

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                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MAY 14, 2004

                        GREEN MOUNTAIN POWER CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   VERMONT                                 03-0127430
(STATE OR OTHER JURISDICTION OF INCORPORATION) (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                     1-8291
                             COMMISSION FILE NUMBER


         163  ACORN  LANE,
                 COLCHESTER, VERMONT                       05446
      (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)
(ZIP  CODE)





                                    (802) 864-5731
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)















ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

On May 14, 2004, the Green Mountain Power Corporation (the "Company") issued a press release regarding certain corporate governance matters. A copy of the press release is attached as exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

     There are statements in this information release that contain projections or estimates and that are considered to be "forward-looking" as defined by the Securities and Exchange Commission (the "SEC"). In these statements, you may find words such as believes, expects, plans, or similar words. These statements are not guarantees of our future performance. There are risks, uncertainties and other factors that could cause actual results to be different from those projected.

ITEM  7(C)  FINANCIAL  STATEMENTS,  PROFORMA FINANCIAL INFORMATION AND EXHIBITS.
Exhibit  99.1  Press  Release  Announcing  Certain Corporate Governance Matters.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cased this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN  MOUNTAIN  POWER  CORPORATION
                              Registrant
DATED:  May  14,  2004     By:/s/Robert  J.  Griffin
                              ----------------------
ROBERT  J.  GRIFFIN,  CHIEF  FINANCIAL  OFFICER,  VICE  PRESIDENT, AND TREASURER